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Liberty All-Star® Growth Fund

3rd Quarter Report | September 30, 2023

Liberty All-Star® Growth Fund

Periods Ended September 30, 2023 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.22
Market Price	$4.94
Discount	-5.4%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.33
Market Price Trading Range	$4.86 to $5.71	$4.86 to $5.71
Discount Range	-2.8% to -7.7%	-2.8% to -7.7%

Performance
Shares Valued at NAV with Dividends Reinvested	-6.12%	6.32%
Shares Valued at Market Price with Dividends Reinvested	-6.73%	6.74%
Dow Jones Industrial Average	-2.10%	2.73%
Lipper Multi-Cap Growth Mutual Fund Average	-4.90%	16.69%
NASDAQ Composite Index	-3.94%	27.11%
Russell Growth Average	-5.11%	14.54%
S&P 500® Index	-3.27%	13.07%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2023

Stocks’ struggles in the third quarter of 2023 can be attributed to inflation and interest rates. The Federal Reserve raised the federal funds rate in late July for the 11th time since March 2022. While inflation had been drifting downward, consumer price increases remained above the Fed’s 2 percent inflation target, prompting the July increase. The market took the hint that interest rates would not be coming down as quickly as hoped and may go even higher if data compels the Fed to act.

In this environment, U.S. Treasuries offered investors a competitive risk-adjusted alternative to stocks. The yield on benchmark 10-year Treasuries rose to 4.55 percent during the quarter, the highest since 2007 (and up from 3.50 percent as recently as May). Bonds not only siphoned money out of stocks, but the rising rates also renewed investor concerns over the potential for an economic recession. Thus, stocks ended the quarter lower, with three key barometers posting negative returns: the S&P 500® Index, -3.27 percent; the Dow Jones Industrial Average (DJIA), -2.10 percent; and the NASDAQ Composite Index, -3.94 percent. The quarter closed with stocks suffering four straight losing weeks, the longest reversal of the year.

The challenge of higher interest rates was compounded by a range of other concerns:

●	The price of oil climbed to over $90 a barrel after Russia and Saudi Arabia agreed in August to reduce output by 1.3 million barrels per day through December. In response, oil prices scored their longest streak of daily gains in four years.

●	The potential for a shutdown of the federal government on October 1 put investors on watch as September progressed. While a bipartisan agreement provided a temporary reprieve at the last minute, it did not occur until markets had closed for the quarter.

●	The labor situation unsettled markets, as unions had begun to strike. It started with the Screen Actors Guild strike in July. Then the “Big Three” domestic auto producers faced an industry-wide strike by the United Auto Workers (UAW). On September 15, the union began striking at one factory at each producer and signaled intentions to expand the strike to more factories and warehouses. In its first two weeks the strike resulted in an estimated $4 billion in economic losses.

●	Markets worldwide reflected worries over the global banking system and China’s troubled economy. Investors were wary of China’s slowing growth, deflationary pressures and precarious real estate market.

While the economy was strong enough to weather higher interest rates it was not so strong as to write off any fear of recession and that, too, lingered as an unrealized threat. Signs of strength included unemployment at near record lows (the jobless rate declined to 3.5 percent), retail sales holding their own and, on balance, inflation appearing to be cooling. But some industries encountered headwinds, housing and manufacturing being two examples.

It could be forgotten that the momentum of the first six months carried over into July, which saw the S&P 500® return 3.21 percent. In July, the Federal Reserve delivered its highly anticipated quarter-point increase in the federal funds rate, taking it to the range of 5.25 percent to 5.50 percent, the highest in 22 years. But stocks shrugged it off. The Consumer Price Index (CPI) rose 3.0 percent in June (reported in July) down from 9.1 percent from a year earlier. U.S. GDP was reported at an annualized rate of 2.4 percent in 2Q23, up from 2.0 percent in Q1. The surge in AI-related stocks drove the S&P 500® to its highest level in 15 months. Consumer confidence rose to a two-year high.

Third Quarter Report (Unaudited) | September 30, 2023	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Investor sentiment changed on the very first day of August when Fitch Ratings downgraded U.S. sovereign debt from AAA to AA+ in response to debt in excess of $33 trillion, a situation compounded by political infighting over the budget and new government spending initiatives that are expected to add to deficits in the future. Equity markets reacted by retrenching on August 2, as most indexes declined 1.0 percent or more. Meanwhile, the CPI crept up 3.2 percent in July, breaking a string of monthly declines, and the Producer Price Index (PPI) rose 0.8 percent in July from July 2022 following a modest 0.1 percent year-over-year increase in June. The CPI held more disappointing news as the August print showed the gauge rose 3.7 percent year over year, up from July’s inflation rate of 3.2 percent. In September, the average 30-year fixed mortgage reached 7.31 percent, the highest level in nearly 23 years. Bottom line for investors: the S&P 500® returned -1.59 percent in August accelerating to -4.77 percent in September. The technology-oriented NASDAQ Composite returned -2.05 percent and -5.77 percent, respectively, for the two months.

Large-cap growth stocks continued to outperform their mid- and small-cap counterparts in the third quarter, albeit all were in negative territory. The large-cap Russell 1000® Growth Index returned -3.13 percent for the period. The Russell Midcap® Growth Index returned -5.22 percent and the small-cap Russell 2000® Growth Index returned -7.32 percent.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund results lagged key benchmarks in the third quarter. With shares valued at net asset value (NAV) with dividends reinvested the Fund returned -6.12 percent. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned -4.90 percent for the quarter, while the Russell Growth Average returned -5.11 percent for the period. Fund returns also trailed the three benchmarks cited earlier: the S&P 500®, the DJIA and the NASDAQ Composite. When shares are valued at market price with dividends reinvested the Fund returned -6.73 percent. (Fund returns are net of expenses). Year to date through September Fund results also trailed the benchmarks cited here, save the DJIA, where it more than doubled the benchmark return.

As mentioned earlier, large-cap growth stocks significantly outperformed mid-cap and small-cap growth stocks for the quarter. Because the Fund comprises large-, mid- and small-cap growth stocks and its average market capitalization is below that of its Lipper benchmark, the continued dominance of large caps by such a sizable margin negatively impacted performance. Moreover, the rising interest rates that served as a drag on returns have a greater effect on small- and mid-cap stocks than on large-cap stocks. The health care sector, which is one of the Fund’s largest sector exposures, was the largest detractor as medical device companies were negatively affected by the promise of a new class of weight loss drugs.

During the third quarter the discount range for many closed-end funds widened owing to the heightened downside volatility. That was true for the Fund as well. During the quarter Fund shares traded at a discount to NAV ranging from -2.8 percent to -7.7 percent compared to a discount range of -2.8 percent to -6.3 percent in the second quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.83 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

The Fund has been challenged this year by two factors. The first, higher interest rates, have been a stronger headwind for small- and mid-cap stocks, which account for two-thirds of Fund assets. The second factor is the outsized returns for the S&P 500® and the NASDAQ Composite generated predominantly by seven mega-cap companies1, often referred to as the “magnificent seven.” It would have been outside the Fund’s multi-management discipline to chase return with a similar allocation to those stocks. We believe that for growth style investors, the Fund’s greater diversification and broad-based exposure will prove out in the future as it has in the past. Thus, while monitoring current conditions our primary focus remains the long term, recognizing that short-term volatility is a distraction but vision, discipline and experience are the enduring foundation of a sound stock portfolio.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

The views expressed in the President’s letter reflect the views of the President as of October 2023 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2023	3

Liberty All-Star® Growth Fund	Table of Distributions, Rights Offerings and Distribution Policy

(Unaudited)

Year	Per Share Distributions	Rights Offerings
		Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	81	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023 1st Quarter 2nd Quarter 3rd Quarter	0.11 0.11 0.11
Total	$16.83

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES
ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2023 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Sustainable	Fund
Number of Holdings	1,084	335	446	50	40	28	117*
Percent of Holdings in Top 10	6%	14%	51%	55%	31%	47%	19%
Weighted Average Market Capitalization (billions)	$3.3	$24.6	$970.1	$3.9	$14.6	$429.3	$159.4
Average Five-Year Earnings Per Share Growth	20%	17%	20%	19%	23%	16%	19%
Average Five-Year Sales Per Share Growth	10%	15%	17%	11%	12%	13%	12%
Price/Earnings Ratio**	20x	26x	32x	53x	25x	33x	32x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

Third Quarter Report (Unaudited) | September 30, 2023	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.45%
Microsoft Corp.	2.22
Amazon.com, Inc.	2.07
Visa, Inc.	1.90
Flywire Corp.	1.75
Glaukos Corp.	1.74
UnitedHealth Group, Inc.	1.73
FirstService Corp.	1.70
Progyny, Inc.	1.65
SiteOne Landscape Supply, Inc.	1.61
Vertex, Inc.	1.58
Casella Waste Systems, Inc.	1.51
Aon PLC	1.47
S&P Global, Inc.	1.45
Danaher Corp.	1.45
Deckers Outdoor Corp.	1.42
StepStone Group, Inc.	1.38
Workday, Inc.	1.34
MSCI, Inc.	1.33
Ecolab, Inc.	1.27
33.02%

Economic Sectors*	Percent of Net Assets
Information Technology	21.52%
Health Care	20.36
Industrials	15.14
Financials	14.12
Consumer Discretionary	11.98
Materials	3.85
Real Estate	3.67
Communication Services	3.17
Energy	2.06
Consumer Staples	1.75
Other Net Assets	2.38
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2023.

Security Name	Shares
	Purchases (Sales)	Held as of 9/30/23
Purchases
Canadian Pacific Kansas City, Ltd.	44,263	44,263
nVent Electric PLC	45,000	45,000
Perficient, Inc.	36,649	36,649

Sales
Adobe, Inc.	(4,610)	0
Akamai Technologies, Inc.	(32,000)	0
Dollar General Corp.	(17,893)	0
Floor & Decor Holdings, Inc.	(30,500)	0
Intuitive Surgical, Inc.	(7,047)	0
Planet Fitness, Inc.	(39,608)	19,338

Third Quarter Report (Unaudited) | September 30, 2023	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.62%)
COMMUNICATION SERVICES (3.17%)
Entertainment (1.93%)
Netflix, Inc.(a)	8,216	$3,102,362
Take-Two Interactive Software, Inc.(a)	20,000	2,807,800
		5,910,162
Interactive Media & Services (1.24%)
Alphabet, Inc., Class C(a)	28,879	3,807,696

CONSUMER DISCRETIONARY (11.98%)
Broadline Retail (3.00%)
Amazon.com, Inc.(a)	49,964	6,351,424
Ollie’s Bargain Outlet Holdings, Inc.(a)	37,079	2,861,757
		9,213,181
Distributors (0.81%)
Pool Corp.	7,000	2,492,700

Hotels, Restaurants & Leisure (4.74%)
Choice Hotels International, Inc.	22,500	2,756,475
Darden Restaurants, Inc.	18,000	2,577,960
Planet Fitness, Inc., Class A(a)	19,338	951,043
Starbucks Corp.	34,021	3,105,097
Wingstop, Inc.	5,494	988,041
Xponential Fitness, Inc.(a)	17,465	270,707
Yum! Brands, Inc.	31,205	3,898,753
		14,548,076
Leisure Products (0.07%)
Latham Group, Inc.(a)	72,344	202,563

Specialty Retail (1.93%)
Asbury Automotive Group, Inc.(a)	13,000	2,990,910
MYT Netherlands Parent BV(a)(b)(c)	40,114	136,387
Ulta Beauty, Inc.(a)	7,000	2,796,150
		5,923,447
Textiles, Apparel & Luxury Goods (1.43%)
Deckers Outdoor Corp.(a)	8,500	4,369,765

CONSUMER STAPLES (1.75%)
Consumer Staples Distribution & Retail (0.76%)
BJ’s Wholesale Club Holdings, Inc.(a)	32,500	2,319,525

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Household Products (0.89%)
Church & Dwight Co., Inc.	30,000	$2,748,900

Personal Care Products (0.10%)
Oddity Tech, Ltd.(a)(c)	10,884	308,561

ENERGY (2.06%)
Energy Equipment & Services (2.06%)
ChampionX Corp.	100,000	3,562,000
Core Laboratories, Inc.	61,660	1,480,456
Dril-Quip, Inc.(a)	45,505	1,281,876
		6,324,332
FINANCIALS (14.12%)
Banks (0.12%)
Axos Financial, Inc.(a)	6,656	251,996
Seacoast Banking Corp. of Florida	4,632	101,719
		353,715
Capital Markets (6.93%)
FactSet Research Systems, Inc.	7,000	3,060,820
Hamilton Lane, Inc., Class A	35,091	3,173,630
MSCI, Inc.	7,977	4,092,839
Raymond James Financial, Inc.	22,500	2,259,675
S&P Global, Inc.	12,187	4,453,252
StepStone Group, Inc., Class A	134,011	4,232,067
		21,272,283
Consumer Finance (1.06%)
American Express Co.	17,090	2,549,657
Upstart Holdings, Inc.(a)(c)	24,523	699,887
		3,249,544
Financial Services (4.54%)
FleetCor Technologies, Inc.(a)	10,712	2,735,202
Flywire Corp.(a)	168,446	5,371,743
Visa, Inc., Class A	25,315	5,822,703
		13,929,648
Insurance (1.47%)
Aon PLC, Class A	13,923	4,514,115

HEALTH CARE (20.36%)
Biotechnology (2.92%)
ACADIA Pharmaceuticals, Inc.(a)	153,561	3,200,211
Natera, Inc.(a)	34,448	1,524,324

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	3,737	$3,075,401
Ultragenyx Pharmaceutical, Inc.(a)	32,558	1,160,693
		8,960,629
Health Care Equipment & Supplies (6.46%)
Cooper Cos., Inc.	7,500	2,385,075
Glaukos Corp.(a)	70,938	5,338,084
Hologic, Inc.(a)	32,500	2,255,500
Inmode, Ltd.(a)	19,951	607,707
Inogen, Inc.(a)	49,267	257,174
Inspire Medical Systems, Inc.(a)	14,098	2,797,607
iRhythm Technologies, Inc.(a)	877	82,666
Nevro Corp.(a)	50,217	965,171
ResMed, Inc.	12,500	1,848,375
STERIS PLC	14,000	3,071,880
Tandem Diabetes Care, Inc.(a)	10,331	214,575
		19,823,814
Health Care Providers & Services (4.16%)
Agiliti, Inc.(a)	104,147	675,914
NeoGenomics, Inc.(a)	62,809	772,551
Progyny, Inc.(a)	148,828	5,063,128
UnitedHealth Group, Inc.	10,551	5,319,709
US Physical Therapy, Inc.	10,301	944,911
		12,776,213
Health Care Technology (0.33%)
Definitive Healthcare Corp.(a)	125,645	1,003,904

Life Sciences Tools & Services (6.49%)
Bruker Corp.	35,000	2,180,500
Charles River Laboratories International, Inc.(a)	10,500	2,057,790
Danaher Corp.	17,883	4,436,773
IQVIA Holdings, Inc.(a)	13,863	2,727,545
Mettler-Toledo International, Inc.(a)	1,700	1,883,719
Thermo Fisher Scientific, Inc.	7,519	3,805,892
West Pharmaceutical Services, Inc.	7,500	2,814,075
		19,906,294
INDUSTRIALS (15.14%)
Aerospace & Defense (0.44%)
AAR Corp.(a)	8,740	520,292
Kratos Defense & Security Solutions, Inc.(a)	54,730	822,045
		1,342,337

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (3.00%)
Casella Waste Systems, Inc., Class A(a)	60,689	$4,630,571
Copart, Inc.	70,000	3,016,300
Montrose Environmental Group, Inc.(a)	52,816	1,545,396
		9,192,267
Construction & Engineering (1.81%)
EMCOR Group, Inc.	15,500	3,261,045
WillScot Mobile Mini Holdings Corp.(a)	55,000	2,287,450
		5,548,495
Electrical Equipment (0.78%)
nVent Electric PLC	45,000	2,384,550

Ground Transportation (2.70%)
Canadian Pacific Kansas City, Ltd.(c)	44,263	3,293,610
RXO, Inc.(a)	71,659	1,413,832
Saia, Inc.(a)	9,000	3,587,850
		8,295,292
Machinery (1.96%)
Crane Co.	35,000	3,109,400
IDEX Corp.	14,000	2,912,280
		6,021,680
Professional Services (1.63%)
Booz Allen Hamilton Holding Corp.	25,000	2,731,750
NV5 Global, Inc.(a)	1,947	187,360
Paycom Software, Inc.	8,000	2,074,160
		4,993,270
Trading Companies & Distributors (2.82%)
SiteOne Landscape Supply, Inc.(a)	30,217	4,938,968
Transcat, Inc.(a)	33,401	3,272,296
Xometry, Inc., Class A(a)	25,859	439,086
		8,650,350
INFORMATION TECHNOLOGY (21.52%)
Communications Equipment (0.77%)
Ciena Corp.(a)	50,000	2,363,000

Electronic Equipment, Instruments & Components (2.27%)
Keysight Technologies, Inc.(a)	15,000	1,984,650
Novanta, Inc.(a)	16,188	2,322,007
Teledyne Technologies, Inc.(a)	6,500	2,655,770
		6,962,427

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (0.92%)
CI&T, Inc., Class A(a)(c)	5,684	$36,946
Globant SA(a)	3,349	662,600
Perficient, Inc.(a)	36,649	2,120,511
		2,820,057
Semiconductors & Semiconductor Equipment (3.91%)
Diodes, Inc.(a)	30,000	2,365,200
Entegris, Inc.	20,000	1,878,200
Impinj, Inc.(a)	26,745	1,471,777
Monolithic Power Systems, Inc.	5,500	2,541,000
NVIDIA Corp.	6,498	2,826,565
SiTime Corp.(a)	8,112	926,796
		12,009,538
Software (13.65%)
Autodesk, Inc.(a)	15,725	3,253,660
Intuit, Inc.	6,463	3,302,205
Microsoft Corp.	21,572	6,811,359
nCino, Inc.(a)	28,124	894,343
Qualys, Inc.(a)	19,000	2,898,450
Rapid7, Inc.(a)	7,359	336,895
Salesforce, Inc.(a)	15,845	3,213,049
ServiceNow, Inc.(a)	6,156	3,440,958
Sprout Social, Inc.(a)	24,921	1,243,059
SPS Commerce, Inc.(a)	44,084	7,521,171
Vertex, Inc., Class A(a)	209,821	4,846,865
Workday, Inc., Class A(a)	19,129	4,109,866
		41,871,880
MATERIALS (3.85%)
Chemicals (2.17%)
Ecolab, Inc.	23,049	3,904,500
Sherwin-Williams Co.	10,814	2,758,111
		6,662,611
Containers & Packaging (1.68%)
Avery Dennison Corp.	15,000	2,740,050
Ball Corp.	48,353	2,407,013
		5,147,063
REAL ESTATE (3.67%)
Real Estate Management & Development (1.70%)
FirstService Corp.	35,899	5,224,740

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Residential REITs (0.75%)
Sun Communities, Inc.	19,500	$2,307,630

Specialized REITs (1.22%)
Equinix, Inc.	5,145	3,736,608

TOTAL COMMON STOCKS
(COST OF $233,641,662)		299,492,862

SHORT TERM INVESTMENTS (3.85%)
MONEY MARKET FUND (2.53%)
State Street Institutional US Government Money Market Fund, 5.29%(d)
(COST OF $7,748,137)	7,748,137	7,748,137

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.32%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(COST OF $4,048,286)	4,048,286	4,048,286

TOTAL SHORT TERM INVESTMENTS
(COST OF $11,796,423)		11,796,423

TOTAL INVESTMENTS (101.47%)
(COST OF $245,438,085)		311,289,285

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.47%)		(4,517,781)

NET ASSETS (100.00%)		$306,771,504

NET ASSET VALUE PER SHARE
(58,766,701 SHARES OUTSTANDING)		$5.22

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,240,380.

(d)	Rate reflects seven-day effective yield on September 30, 2023.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2023, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2023:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$4,240,380	$4,048,286	$278,632	$4,326,918

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2023	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$299,492,862	$–	$–	$299,492,862
Short Term Investments	11,796,423	–	–	11,796,423
Total	$311,289,285	$–	$–	$311,289,285

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

Third Quarter Report (Unaudited) | September 30, 2023	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL-STAR®
GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL-STAR FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE